POWER OF ATTORNEY

	To Sign and File Reports under Section 16(a) of the Securities Exchange Act of 1934, under Rule 144 or any other Filings Required, including Form ID and Schedule 13D,
Under the Federal Securities Laws
	With Respect to Securities of MSA Safety Incorporated

             KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Lee B. McChesney and Jeffrey G. Aromatorio, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign any and all reports of the undersigned under Section 16(a) of the Securities Exchange Act of 1934, under Rule 144 or any other filings required, including Form ID and Schedule 13D, under the Federal Securities Laws with respect to securities of MSA, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
   The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with the Federal Securities Laws.

             This Power of Attorney shall remain in effect unless it is revoked in writing by the undersigned or, if earlier as it relates to filing Forms 3, 4, and 5 with respect to the undersigneds holdings of and transactions in securities issued by MSA, until the undersigned is no longer required to file such Forms 3, 4, and 5.

             IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney the date set forth below.

Date: July 6, 2023

                                 SIGNATURE:  _________________________

                                 PRINT NAME: Richard W. Roda
Exhibit 24